                                                                  EXHIBIT 10.19


                                    GUARANTY
                                    --------

     THIS GUARANTY ("Guaranty") is made as of the 10th day of December, 1996, by JOHN A. BURCHETT, having an address at c/o Hanover Capital Partners, Ltd., 90 West Street, New York, New york 10006 (as used herein, "the Guarantor"), to and with FLEET its NATIONAL BANK, a national banking association, having its principal office at 111 Westminster, Providence, Rhode Island 02903 (the "Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, contemporaneously herewith, subject to certain terms and conditions, Lender has agreed to enter into a revolving credit agreement (the "Loan Agreement"), with Hanover Capital Partners, Ltd. (the "Obligor"), regarding certain indebtedness due and owing Lender evidenced by that certain promissory note (the "Note") executed by the Obligor in favor of Lender of even date herewith in the original principal amount of $2,000,000.00 (the "Obligations"); and

     WHEREAS, Guarantor is a shareholder, officer and director of the Obligor and thus the Guarantor has a substantial interest in Obligor; and

     WHEREAS, Lender has advised Guarantor that it will not enter into the Loan Agreement with the Obligor unless all of the Obligations and certain other agreements as hereinafter referenced, including without limitation the punctual payment of both principal and interest of the Obligations to be paid, is guaranteed by the Guarantor; and

     WHEREAS, Guarantor is willing and has agreed to guarantee the payment of the Obligations of the Obligor, as hereinafter provided.

     NOW THEREFORE, in order to induce Lender to enter into the Loan Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged by the Guarantor, the Guarantor agrees as follows:

     1. Guarantor hereby unconditionally and irrevocably, guarantees: (i) the due and punctual payment in full (and not merely the collectability) of the principal of the Obligations and the interest thereon, in each case when due and payable, according to the terms of the Loan Agreement, and the Note; (ii) the due and punctual payment in full (and not merely the collectability) of all other sums and charges which may at any time be due and payable in accordance with, or under the terms of, the Loan Agreement and the Note; (iii) the accuracy of the representations and warranties made by the Obligor in the Loan Agreement and the Note; and (iv) the due and punctual performance and observance of all of the other terms, covenants, and conditions contained in the Loan Agreement, the Note and any other security instruments and agreements relating to the Obligations now or hereafter existing on the part of the Obligor to be performed or observed (the Loan Agreement, the Note and all security instruments and all related agreements are collectively referred to herein as the "Documents").

     2. Guarantor expressly agrees that Lender may, in its sole absolute discretion, without notice to or further assent of Guarantor, and without in any way releasing, affecting or impairing the obligations and liabilities of Guarantor under this Guaranty: (i) waive compliance with, or any default under, or grant any other indulgences with respect to, the Documents; (ii) modify, amend, or change any provisions of the Documents; (iii) agree to the substitution, exchange, release or other disposition of the Guarantor or any part of the collateral securing the Obligations; (iv) make advances for the purpose of performing any term or covenant contained in the Documents, with respect to which the Obligor shall be deemed by the Lender to be in default; (v) assign or otherwise transfer the Documents, including without limitation this Guaranty, or any interest therein or herein; and (vi) deal in all respects with the Obligor as if this Guaranty were not in effect. The obligations of Guarantor under this Guaranty shall be unconditional, irrespective of the genuineness, validity, regularity or enforceability of the Documents or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

     3. The liability of Guarantor under this Guaranty shall be primary, direct, and immediate, and not conditional or contingent upon pursuit by Lender of any remedies it may have against the Obligor or any other party with respect to the Documents, whether pursuant to the terms thereof or otherwise. No exercise or nonexercise by Lender of any right given to it hereunder or under the Documents, and no change, impairment, or suspension of any right or remedy of Lender shall in any way affect the Guarantor's obligations hereunder or give the Guarantor any recourse against Lender. Without limiting the generality of the foregoing, Lender shall not be required to make any demand on the Obligor and/or any other party, before, simultaneously with or after, enforcing its rights and remedies hereunder against Guarantor. Any one or more successive and/or concurrent actions may be brought hereon against Guarantor, either in the same action, if any, brought against the Guarantor and/or any other party, or in separate actions, as often as Lender, in its sole discretion, may deem advisable.

     4. As to the Obligations, Guarantor hereby expressly waives: (i) presentment and demand for payment and protest of nonpayment; (ii) notice of acceptance of this Guaranty and of presentment, demand and protest; (iii) notice of any default hereunder or under the Documents and of all indulgences; (iv) demand for observance or performance of, or enforcement of, any terms or provisions of this Guaranty or the Documents; (v) all other notices and demands otherwise required by law which Guarantor may lawfully waive; (vi) the right to assert in any action or proceeding hereupon by Lender, or in the event that an action or proceeding has not been commenced, any set-off, counterclaim or other claim which it may have against Lender or Obligor; (vii) all rights of indemnity, reimbursement, contribution, or subrogation from the Obligor; and
(viii) the benefit of all other principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof; and (ix) notice of set-off against any property of the Guarantor in the possession of the Lender.

     5. If Guarantor shall advance any sums to Obligor, its successors or assigns, or if the Obligor, its successors or assigns shall be or shall hereafter become indebted to Guarantor such sums and indebtedness shall be subordinate in all respects to the amounts then or thereafter due and owing to Lender. Nothing herein contained shall be construed to give Guarantor, any right of subrogation in and to the rights of Lender under the Documents until all amounts owing to Lender under the Obligations have been paid in full.

     6. Any notice, demand, request, or other communication given hereunder or in connection herewith (hereinafter "Notices") shall be deemed sufficient if in writing and sent by certified mail, postage prepaid, return receipt requested, addressed to the party to receive such Notice at its address first above set forth or at such other address as the Guarantor may hereafter designate by Notice given in like fashion. Notices to the Lender shall be sent Attention:
Anthony A. Botelho, Vice President. Notices shall be deemed given when mailed.

     7. Any payments made by Guarantor under the provision of this Guaranty shall, if made to Lender be made at its principal office at its address first set forth above, unless some other address is hereafter designated by Lender.

     8. All rights and remedies afforded to Lender by reason of this Guaranty and the Documents, or by law are separate and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies. No delay or omission by Lender in exercising any such right or remedy shall operate as a waiver thereof. No waiver of any rights and remedies hereunder, and no modification or amendment hereof, shall be deemed made by Lender unless in writing and duly executed. Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of Lender, and no single or partial exercise of any right or remedy hereunder shall preclude further exercise of any other right or remedy.

     9. The obligations of Guarantor to make payment in accordance with the terms of this Guaranty shall not be impaired, modified, changed, released, or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Obligor or its respective estates in bankruptcy or reorganization resulting from the operation of any present or future provision of the Federal Bankruptcy Code or other statute or from the decision of any court. Guarantor agrees that in the event any amounts referred to herein are paid in whole or in part by the Obligor or by the Guarantor, Guarantor's liability hereunder shall continue and remain in full force and effect in the event that all or any part of any such payment is recovered from Lender as a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency, or similar law. Guarantor further agrees that the Obligations of the Guarantor under this Guaranty shall include, but not be limited to, the costs incurred by Lender in defending any claim or suit seeking such recovery further including, but not limited to, reasonable attorneys' fees.

     10. The Guarantor hereby covenants and agrees not to dispose of all or any substantial part of his assets nor cause nor suffer any substantial diminution of his net worth as the same exists on the date hereof, and that any of the foregoing shall, at the option of Lender, its successors and assigns, be void and of no effect. Lender shall be entitled, without limiting any other rights which Lender may have under this Guaranty, to enjoin any breach or threatened breach of this paragraph.

     11. Guarantor represents and warrants that Guarantor is not now insolvent and the Guarantor's obligations under this Guaranty do not render Guarantor insolvent; Guarantor is not contemplating either the filing of a petition by Guarantor under any state or federal bankruptcy or insolvency laws and the liquidation of all or a major portion of the Guarantor's property; and the Guarantor has no knowledge of any person contemplating the filing of any such petition against Guarantor.

     12. Guarantor hereby covenants and agrees to provide a personal financial statement to Lender within thirty (30) days of the prior year's anniversary of receipt of his personal financial statement.

     13. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO JURISDICTION IN THE STATE OF RHODE ISLAND OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, (II) TO OBJECT

TO JURISDICTION WITHIN THE STATE OF RHODE ISLAND OR VENUE IN ANY PARTICULAR FORUM WITHIN THE STATE OF RHODE ISLAND, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. GUARANTOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GUARANTOR AT THE ADDRESS SET FORTH ABOVE, AND SERVICE SO MADE SHALL BE DEEMED COMPLETE FIFTEEN (15) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS, INCLUDING SET-OFF, AGAINST ANY SECURITY IN POSSESSION OF LENDER WHICH RIGHTS TO NOTICE THE GUARANTOR EXPRESSLY WAIVES AND AGAINST GUARANTOR, AND AGAINST ANY PROPERTY OF GUARANTOR, IN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR SETTING-OFF AGAINST THE GUARANTOR'S PROPERTY IN POSSESSION OF THE LENDER OR TAKING SUCH ACTION IN ANY STATE, INCLUDING, BUT NOT LIMITED TO RHODE ISLAND, SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN. THE LAWS OF THE STATE OF RHODE ISLAND SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF GUARANTOR AND LENDER HEREUNDER OR THE SUBMISSION HEREIN MADE BY GUARANTOR TO JURISDICTION WITHIN THE STATE OF RHODE ISLAND. GUARANTOR AGREES THAT IN THE EVENT THIS GUARANTY SHALL BE ENFORCED BY SUIT OR OTHERWISE, OR IF LENDER SHALL EXERCISE OR ENDEAVOR TO EXERCISE ANY OF ITS REMEDIES UNDER THE DOCUMENTS, GUARANTOR WILL REIMBURSE LENDER, UPON DEMAND, FOR ALL EXPENSES AND DAMAGES INCURRED IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES. AT THE LENDER'S SOLE DISCRETION, THE GUARANTOR HEREBY IRREVOCABLY DESIGNATES AND APPOINTS CHARLES A. WRY, JR., ESQ., HAVING AN ADDRESS AT MORSE BARNES-BROWN & PENDLETON, P.C., RESERVOIR PLACE, 1601 TRAPELO ROAD, WALTHAM, MA 02154, AS GUARANTOR'S ATTORNEY-IN-FACT TO RECEIVE SERVICE OF PROCESS IN ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF GUARANTOR'S OBLIGATIONS UNDER OR WITH RESPECT TO THIS GUARANTY, IT BEING EXPRESSLY STIPULATED AND AGREED BY GUARANTOR THAT SERVICE UPON SUCH ATTORNEY-IN-FACT SHALL CONSTITUTE SERVICE UPON GUARANTOR. CONCURRENTLY, WITH THE SERVICE OF PROCESS UPON EITHER SUCH ATTORNEY-IN-FACT, COPIES OF THE PAPERS SO SERVED SHALL BE SENT CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO GUARANTOR AT ITS ADDRESS FIRST ABOVE SET FORTH OR AT SUCH OTHER ADDRESS AS THE GUARANTOR MAY HEREAFTER DESIGNATE BY NOTICE.

     14. This Guaranty shall be construed in accordance with the laws of the State of Rhode Island. All words herein of singular number shall extend to and include words of the plural number; reference to the masculine gender shall extend to and include the female gender as well as corporate and neuter status.

     15. The Guarantor represents and warrants that he approves the terms and conditions herein, which the Guarantor has read, fully understands and finds to be fair and equitable. Further, the Guarantor acknowledges he is executing this Guaranty voluntarily, freely and without duress.

     16. This Guaranty shall inure to the benefit of, and be enforceable by, Lender and its successors and assigns, and shall be binding upon, and enforceable against, Guarantor and his respective heirs, administrators, executors and assigns.

     17. In case any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof but this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision had never been included.

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.


WITNESS:


/s/                                          /s/ John A Bruchett
-------------------------                    -----------------------------------
                                             John A Bruchett